                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 21, 1996
                                                        -----------------

                            GATEWAY INDUSTRIES, INC.
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                     0-13803                        33-0637631
 ---------------             ----------------               -------------------
 (State or other             (Commission File                 (IRS Employer
 jurisdiction of                 Number)                    Identification No.)
 incorporation)

  750 Lexington Avenue, 27th Floor, New York, NY                   10022
-------------------------------------------------                ----------
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code              212-446-5217
                                                                ------------

                  1375 Fourth Street, Suite 202, Santa Rosa, CA
          ------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On December 21, 1996, Gateway Industries, Inc. (the "Company") sold all the outstanding shares of its wholly-owned subsidiary, Marsel Mirror and Glass Products, Inc. ("Marsel"), to Richard A. Hickland, pursuant to a Stock Purchase Agreement dated that date. Mr. Hickland paid $1.00 for the shares, and he and Marsel gave the Company the right to purchase 50% of the then outstanding shares until December 21, 1999 for $2.00. In addition, the Stock Purchase Agreement contains provisions relating to the allocation between the Company and Mr. Hickland and/or Marsel of sums from sale or liquidation of Marsel or the sale of equity in Marsel by Mr. Hickland or Marsel including the reimbursement of $75,000 previously delivered by the Company to Marsel's lender as cash collateral for loans to Marsel, and of certain guarantees previously issued by the Company to certain of Marsel's venders. The accompanying pro forma financial statements assume that the Company will be required to make payment on the guarantees and will not be reimbursed by Marsel. The Company does not believe that it will have any further liabilities with respect to Marsel or that continuing losses at Marsel will have any adverse effect on the Company's financial condition.


         The purchase price and terms were determined in arms' length negotiations between the Company and Mr. Hickland, following the expiration of Marsel's credit facility with Fleet National Bank and said bank's demand for immediate repayment of all outstanding balances, Marsel's failure to negotiate a financing agreement with a new commercial lender, the failure of National Bank of Canada to extend the expiration date of a letter of credit beyond December 31, 1996 and continuing losses at Marsel. There was no material relationship between the Company or any of its affiliates, or between any director or officer of the Company or any associate of any such director or officer, and Mr. Hickland prior to said transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial information is filed herewith:

     -   Pro Forma Statement of Operations for Year ended December 31, 1995

     -   Pro Forma Statement of Operations for nine months ended September
         30, 1996

     -   Pro Forma Balance Sheet as at September 30, 1996

     -   Notes to Pro Forma Financial Statements

(c) Exhibits.

Exhibit 1.................................  Stock Purchase Agreement, dated
                                            December 21, 1996, between Gateway
                                            Industries, Inc. and Richard A.
                                            Hickland


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Gateway Industries. Inc.
                                       (Registrant)

                                       By: /s/ Warren G. Lichtenstein
                                           -----------------------------------
                                             Warren G. Lichtenstein,
                                               Chairman of the Board
                                               and Principal Financial
                                               and Accounting Officer

                            Gateway Industries, Inc.

                         Pro Forma Financial Statements
                                   (Unaudited)

                            Gateway Industries, Inc.

                         Pro Forma Financial Statements
                              Basis of Presentation
                                   (Unaudited)


The following pro forma balance sheet as of September 30, 1996 and the statements of operations for the year ended December 31, 1995, and the nine months ended September 30, 1996 give effect to the transactions described in
Note 1 to the pro forma financial statements.

The pro forma information is based on historical financial statements of Gateway Industries, Inc. (the "Company") and Marsel Mirror and Glass Products, Inc. ("Marsel"), giving effect to the transactions under the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma balance sheet at September 30, 1996 gives effect to the transactions as if they occurred on the balance sheet date.

The pro forma statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to these transactions as if they occurred at the beginning of the respective periods presented.

The pro forma financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and Marsel. These pro forma financial statements may not be indicative of the results that actually would have occurred if the disposition had been in effect on the dates indicated. The pro forma financial statements should be read in conjunction with the historical financial statements and notes contained elsewhere herein, and in the the Company's annual report on Form 10KSB and Company's quarterly report on Form 10QSB.

                            Gateway Industries, Inc.

                        Pro Forma Statement of Operations
                                   (Unaudited)

                          Year Ended December 31, 1995



                                               Gateway Industries,            Pro Forma
                                                 Inc. Historical             Adjustments                        Pro Forma
                                               --------------------     ----------------------             ---------------------

Net sales                                         $    1,669,000            $   (1,669,000)         (A)       $            -
Cost of sales                                          1,435,000                (1,435,000)         (A)                    -
                                               --------------------     ----------------------             ---------------------
Gross profit                                             234,000                  (234,000)                                -

Sales and marketing                                      168,000                  (168,000)         (A)                    -
General and administrative expenses                      285,000                  (197,000)         (A)
                                                                                   216,000          (B)              338,000
                                               --------------------     ----------------------             ---------------------
Operating loss                                          (219,000)                 (119,000)                         (338,000)

Other income (expense):
   Interest income                                       173,000                         -          (A)              173,000
   Interest expense                                      (67,000)                   66,000          (A)               (1,000)
   Other income                                            1,000                         -          (A)                1,000
   Loss on sale of investment                                  -                (1,400,000)         (A)           (1,400,000)
   Write down of investment to fair value                      -                (1,400,000)         (D)           (1,400,000)
                                               --------------------     ----------------------             ---------------------
Total other income (expense)                             107,000                (2,734,000)                       (2,627,000)
                                               --------------------     ----------------------             ---------------------
Net loss                                          $     (112,000)           $   (2,853,000)                   $   (2,965,000)
                                               ====================     ======================             =====================

                            Gateway Industries, Inc.

                        Pro Forma Statement of Operations
                                   (Unaudited)

                      Nine Months Ended September 30, 1996



                                               Gateway Industries,            Pro Forma
                                                 Inc. Historical             Adjustments                       Pro Forma
                                               --------------------     ----------------------           --------------------



Net sales                                      $      13,447,000         $     (13,447,000)       (A)    $               -
Cost of sales                                         12,179,000               (12,179,000)       (A)                    -
                                               --------------------     ----------------------           --------------------
Gross profit                                           1,268,000                (1,268,000)                              -

Sales and marketing                                    1,072,000                (1,072,000)       (A)                    -
General and administrative expenses                    1,318,000                (1,194,000)       (A)
                                                                                   250,000        (B)              374,000
                                               --------------------     ----------------------           --------------------
Operating loss                                        (1,122,000)                  748,000                        (374,000)

Other income (expense):
   Interest income                                        22,000                         -        (A)               22,000
   Interest expense                                     (574,000)                  574,000        (A)                    -
   Other income                                           30,000                         -        (A)               30,000
   Loss on sale of investment                                  -                (1,302,000)       (A)           (1,302,000)
   Write down of investment to fair value                      -                (1,301,000)       (D)           (1,301,000)
                                               --------------------     ----------------------           --------------------
Total other income (expense)                            (522,000)               (2,029,000)                     (2,551,000)
                                               --------------------     ----------------------           --------------------
Net loss                                       $      (1,644,000)        $      (1,281,000)              $      (2,925,000)
                                               ====================     ======================           ====================

                            Gateway Industries, Inc.

                             Pro Forma Balance Sheet
                                   (Unaudited)

                               September 30, 1996





                                                    Gateway Industries,          Pro Forma
                                                     Inc. Historical            Adjustments                  Pro Forma
                                                   --------------------     ----------------------       --------------------

Current assets:
   Cash and cash equivalents:
     Unrestricted                                       $   6,080,000           $       (16,000)      (A)    $   6,064,000
     Restricted                                                     -                    75,000       (C)           75,000
   Accounts receivable, less allowance for
     doubtful accounts                                      2,485,000                (2,482,000)      (A)            3,000
   Inventories                                              2,435,000                (2,435,000)      (A)                -
   Prepaid expenses and other current assets                  285,000                  (285,000)      (A)                -
                                                     ------------------   ------------------------        ------------------
Total current assets                                       11,285,000                (5,143,000)                 6,142,000
Property, plant and equipment, at cost, less
   accumulated depreciation                                 6,537,000                (6,537,000)      (A)                -
                                                     ------------------   -----------------------         ------------------
Total assets                                            $  17,822,000               (11,680,000)             $   6,142,000
                                                     ==================   ========================        ==================

Current liabilities:
   Accounts payable                                     $   1,141,000                (1,128,000)      (A)    $      13,000
   Accrued expenses and other liabilities                     955,000                  (866,000)      (A)           89,000
   Short-term financing                                     3,225,000                (3,225,000)      (A)                -
   Bond payable                                             4,780,000                (4,780,000)      (A)                -
   Current portion of capital lease obligations                67,000                   (67,000)      (A)                -
                                                     ------------------   ------------------------        ------------------
Total current liabilities                                  10,168,000               (10,066,000)                   102,000

Accounts payable, less current portion                        300,000                  (300,000)      (A)                -
Capital lease obligations, less current portion               144,000                  (144,000)      (A)                -
Other long-term liabilities                                    70,000                   250,000       (B)          320,000
                                                     ------------------   ------------------------        ------------------
Total liabilities                                          10,682,000               (10,260,000)                   422,000

Shareholders' Equity:
   Preferred stock                                                  -                         -                          -
   Common stock                                                 4,000                         -                      4,000
   Capital in excess of par value                           9,596,000                         -                  9,596,000
   Accumulated Deficit                                     (2,414,000)                 (585,000)      (A)
                                                                                       (250,000)      (B)
                                                                                       (585,000)      (D)       (3,834,000)
   Treasury stock                                             (46,000)                        -                    (46,000)
                                                     ------------------   ------------------------        ------------------
Total shareholders' equity                                  7,140,000                (1,420,000)                 5,720,000
                                                     ------------------   ------------------------        ------------------
Total liabilities and shareholders' equity              $  17,822,000        $      (11,680,000)          $      6,142,000
                                                     ==================   ========================        ==================

                            Gateway Industries, Inc.

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1. Summary of Transaction

On December 21, 1996, Gateway Industries, Inc. (the "Company") sold all outstanding shares of its wholly-owned subsidiary, Marsel Mirror and Glass Products, Inc. ("Marsel"), to an unrelated third party for $1.00, pursuant to a Stock Purchase Agreement (the "Agreement"). Under the Agreement, the Company has the right to purchase 50% of the outstanding shares of Marsel until December 21, 1999 for $2.00. In addition, the Agreement contains provisions relating to the allocation between the Company and the unrelated third party of sums from the sale or liquidation of Marsel or the sale of equity in Marsel by the unrelated third party. The purchase price and terms were determined by the Company and the unrelated third party following the expiration of Marsel's credit facility and said bank's demand for immediate repayment of all outstanding balances, Marsel's failure to negotiate a financing agreement with a new commercial lender, the failure of Marsel to obtain the extension of a letter of credit securing its bond obligations beyond December 31, 1996 and Marsel's continuing losses. Since the Company has a contingent 50% interest in Marsel, the above transaction has not been accounted for as a discontinued operation.

On December 23, 1996, Marsel filed for bankruptcy under chapter 11 of the Bankruptcy code.

2. Pro Forma Adjustments

(A) To record the sale of the outstanding shares of its subsidiary, Marsel, to an unrelated third party for $1.00 and to eliminate the assets and liabilities and sales, cost of sales and expenses of Marsel.
(B)  To accrue for the guarantee made by the Company on behalf of Marsel.
(C)  To record escrow payment made to Marsel's lender.
(D) To record the write down of investment in Marsel to fair value reflecting the fact that Marsel is in bankruptcy.